Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – C	Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 4

Prospectus supplement dated October 2, 2009

To Prospectus dated May 1, 2008

1.
Effective October 2, 2009, the Credit Suisse Trust – U.S. Equity Flex II Portfolio sub-account merged into the Credit Suisse Trust – U.S. Equity Flex I Portfolio sub-account.  As a result, if any of your policy value was invested in the Credit Suisse Trust – U.S. Equity Flex II Portfolio sub-account, the policy value will be merged into the Credit Suisse Trust – U.S. Equity Flex I Portfolio sub-account.  If any portion of your future purchase payment is allocated to the Credit Suisse Trust – U.S. Equity Flex II Portfolio sub-account, you should re-direct that allocation to another sub-account available under your contract.

Effective as of the close of trading of the New York Stock Exchange on October 2, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of policy value or allocations to the Credit Suisse Trust – U.S. Equity Flex II Portfolio sub-account will be updated to reflect the Credit Suisse Trust – U.S. Equity Flex I Portfolio sub-account.

Effective immediately, all references and information contained in the prospectus for your policy related to the Credit Suisse Trust – U.S. Equity Flex II Portfolio sub-account are deleted.

2.
Effective October 2, 2009, the Credit Suisse Trust – U.S. Equity Flex I Portfolio sub-account is added as an investment option to your contract; however, it is not available for new transfers or new purchase payments.

3.	Effective October 2, 2009, “Appendix B: Sub-Accounts” is amended to include the following:

Credit Suisse Trust – U.S. Equity Flex I Portfolio
This sub-account is only available in policies issued before May 1, 2000
Investment Adviser:	Credit Suisse Asset Management, LLC
Sub-adviser:	Credit Suisse Asset Management Limited
Investment Objective:	Long-term capital appreciation